Land Use Rights, Net	12 Months Ended
Dec. 31, 2020
Land Use Rights Net [Abstract]
LAND USE RIGHTS, NET

7. LAND USE RIGHTS, NET

Land use rights consisted of the following:

	December 31, 2019	December 31, 2020
Cost of land use rights	$15,002	$16,007
Less: accumulated amortization	(1,580)	(2,006)
Land use rights, net	$13,422	$14,001

The land use rights were acquired for the use of the Group’s production facilities. Land use rights are amortized on a straight-line basis for 50 years or shorter of the estimated usage periods or the terms of the land use rights agreements. The Group recorded amortization expenses of $316, $302 and $303 for the years ended December 31, 2018, 2019 and 2020, respectively. Future amortization expense is $302 per year for each of the next five years through December 31, 2025 and thereafter.